UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2015
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement with Michael Flaskey

On May 19, 2015, Diamond Resorts International Marketing, Inc., a wholly-owned subsidiary of Diamond Resorts International, Inc. (the “Company”), entered into an amended and restated employment agreement (the “Agreement”) with Michael Flaskey, the Company’s Executive Vice President and Chief Sales and Marketing Officer. The term of the Agreement is for three years, and Mr. Flaskey’s annual base salary is $750,000. The Agreement provides for an annual performance bonus target equal to 100% of Mr. Flaskey’s base salary and an annual sales incentive bonus, with the target annual sales incentive bonus opportunity for Mr. Flaskey set at $500,000.

The Company has the right at any time, subject to applicable cure periods, to terminate Mr. Flaskey’s employment for Cause (as defined in the Agreement). Upon termination for Cause, Mr. Flaskey is entitled to receive compensation for pre-termination services, including his base salary through the effective date of the termination, any annual performance bonus and/or sales incentive bonus earned in the prior year that has been authorized by the Company’s Compensation Committee but has not yet been paid, any monthly installment of the sales incentive bonus that is due and earned through the effective date of the termination, and benefits through the effective date of the termination.

The Company also has the right to terminate Mr. Flaskey’s employment for any reason or no reason, at any time. If Mr. Flaskey’s employment with the Company is terminated by the Company without Cause, then, subject to certain exceptions and conditions and in addition to any compensation for pre-termination services, Mr. Flaskey will be entitled to receive $2,000,000, payable in 12 monthly installments commencing in the month following the termination. If within six months following a Change of Control (as defined in the Agreement) Mr. Flaskey’s employment is terminated without Cause or Mr. Flaskey resigns for Good Reason (as defined in the Agreement), then, subject to certain exceptions and conditions and in addition to any compensation for pre-termination services, Mr. Flaskey will be entitled to receive $4,000,000, payable in 12 monthly installments commencing in the month following the termination.

Other than with respect to a resignation for Good Reason after a Change of Control, Mr. Flaskey may resign and terminate his employment at any time upon 90 days written notice, in which event Mr. Flaskey will receive compensation for pre-termination services, but shall not be entitled to any other payments or compensation of any kind.

The Agreement also provides that all payments and benefits otherwise due under the Agreement are subject to recoupment in accordance with the Company’s Executive Officer Incentive Compensation Recoupment (Clawback) Policy and/or in accordance with any revisions or amendments to that policy to the extent required by applicable law, by the rules of the Securities and Exchange Commission, or by the listing requirements of the New York Stock Exchange.

The description of the Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendments to Employment Agreements of Executive Officers

On May 20, 2015, Hospitality Management and Consulting Service, L.L.C., a wholly-owned subsidiary of the Company, entered into amendments (the “Amendments”) to the employment agreements with (i)

David F. Palmer, the Company’s President and Chief Executive Officer, (ii) C. Alan Bentley, the Company’s Executive Vice President and Chief Financial Officer, (iii) Howard S. Lanznar, the Company’s Executive Vice President and Chief Administrative Officer, and (iv) Steven F. Bell, the Company’s Executive Vice President, Human Resources.

The Amendments added a provision to each employment agreement to provide that all payments and benefits otherwise due under the employment agreement are subject to recoupment in accordance with the Company’s Executive Officer Incentive Compensation Recoupment (Clawback) Policy and/or in accordance with any revisions or amendments to that policy to the extent required by applicable law, by the rules of the Securities and Exchange Commission, or by the listing requirements of the New York Stock Exchange.

The description of the Amendments set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are attached as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Form 8-K and are incorporated herein by reference.

Stockholder Approval of 2015 Equity Incentive Compensation Plan and Bonus Compensation Plan

On May 19, 2015, the Company held its 2015 annual meeting of the stockholders, at which the stockholders considered and approved the Company’s 2015 Equity Incentive Compensation Plan (the “Equity Incentive Plan”) and the Company’s Bonus Compensation Plan (the “Bonus Plan”). The Equity Incentive Plan and the Bonus Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval.

The Equity Incentive Plan, which will be administered by the Company’s Compensation Committee (the “Committee”), is a broad-base plan under which 8,500,000 shares of the Company’s Common Stock are authorized for issuance for awards to officers, employees, consultants, advisors and directors of the Company, including pursuant to awards of restricted stock, restricted stock units, stock options, deferred stock or stock appreciation rights. A description of the Equity Incentive Plan is set forth in the Company’s 2015 Proxy Statement filed with the Securities and Exchange Commission on April 10, 2015 (the “Proxy Statement”) under the caption “Proposal No. 2 – Approval of the Diamond Resorts International, Inc. 2015 Equity Incentive Compensation Plan,” and is incorporated herein by reference. The description of the Equity Incentive Plan is qualified in its entirety by reference to the full text of such plan, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

The forms of Non-Qualified Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement and Non-Employee Director Deferred Stock Agreement under the Equity Incentive Plan are included as Exhibit 10.7, Exhibit 10.8, Exhibit 10.9 and Exhibit 10.10, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

The Bonus Plan, which also will be administered by the Committee, provides that the Committee may grant performance-based awards intended to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, as well as other performance-based awards. A description of the Bonus Plan is set forth in the Proxy Statement under the caption “Proposal No. 3 – Approval of the Diamond Resorts International, Inc. Bonus Compensation Plan,” and is incorporated herein by reference. The description of the Bonus Plan is qualified in its entirety by reference to the full text of such plan, which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of the stockholders of the Company was held on May 19, 2015. Items of business set forth in the Company’s proxy statement dated April 10, 2015 that were voted on and approved at the annual meeting are as follows:

(1)    Re-election of each of David F. Palmer, Richard M. Daley and Zachary D. Warren to the Company’s Board of Directors, each for a three-year term expiring at the 2018 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
David F. Palmer	51,277,374	12,673,725	3,894,642
Richard M. Daley	45,020,919	18,930,180	3,894,642
Zachary D. Warren	47,104,265	16,846,834	3,894,642

(2)    Approval of the Diamond Resorts International, Inc. 2015 Equity Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
59,595,388	3,422,424	933,287	3,894,642

(3)    Approval of the Diamond Resorts International, Inc. Bonus Compensation Plan:

For	Against	Abstain	Broker Non-Votes
53,301,557	9,716,225	933,317	3,894,642

(4)    Advisory vote on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
59,480,839	101,594	4,366,823	1,843	3,894,642

Following consideration of the stockholder vote on the frequency proposal, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every year.

(5)     Ratification of the appointment of independent registered public accounting firm BDO USA, LLP as the independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
67,841,756	2,620	1,365	-

Item 9.01.     Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated May 19, 2015, by and between Diamond Resorts International Marketing, Inc. and Michael Flaskey.
10.2	First Amendment to Employment Agreement, dated May 20, 2015, by and between Hospitality Management and Consulting Service, L.L.C. and David F. Palmer.
10.3	First Amendment to Employment Agreement, dated May 20, 2015, by and between Hospitality Management and Consulting Service, L.L.C. and C. Alan Bentley.
10.4	First Amendment to Employment Agreement, dated May 20, 2015, by and between Hospitality Management and Consulting Service, L.L.C. and Howard S. Lanznar.
10.5	First Amendment to Employment Agreement, dated May 20, 2015, by and between Hospitality Management and Consulting Service, L.L.C. and Steven F. Bell.
10.6	Diamond Resorts International, Inc. 2015 Equity Incentive Compensation Plan (the “Equity Incentive Plan”).
10.7	Form of Non-Qualified Stock Option Agreement under the Equity Incentive Plan.
10.8	Form of Restricted Stock Agreement under the Equity Incentive Plan.
10.9	Form of Restricted Stock Unit Agreement under the Equity Incentive Plan.
10.10	Form of Non-Employee Director Deferred Stock Agreement under the Equity Incentive Plan.
10.11	Diamond Resorts International, Inc. Bonus Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
May 26, 2015	By: /s/ Jared T. Finkelstein___________ Name: Jared T. Finkelstein Title: Senior Vice President-General Counsel and Secretary